UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2011

Adino Energy Corporation
(Exact Name of Registrant as Specified in Charter)

Montana	333-74638	82-0369233
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2500 City West Boulevard, Suite 300 Houston, Texas 77042
(Address of principal executive offices)

(281) 209 – 9800
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 15, 2010, Iftikhar Dean resigned as President and director of Adino Energy Corporation (“Adino” or the “Company”) effective March 9, 2011. In his letter of resignation, a copy of which is attached to this Form 8-K as Exhibit 99.1, Mr. Dean did not state a reason for his resignation.

The Company believes Mr. Dean’s resignation was due in part to the inability of Sunco Group LLC and Saranac Energy International, Inc., companies with which Mr. Dean is affiliated, to comply with the terms of a memorandum of understanding entered into with Adino in December 2010.

Item 9.01.	Financial Statements and Exhibits

(d)         Exhibits.

Exhibit No.	Description
99.1	Letter of Resignation from Mr. Iftikhar Dean to the Board of Directors of Adino Energy Corporation dated March 15, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Adino Energy Corporation (Registrant)

By:	/s/ Timothy G. Byrd, Sr.
Timothy G. Byrd, Sr.
Chief Executive Officer

Date: March 18, 2011